                       INCOME MANAGER(SM) ACCUMULATOR
[INSERT EQ LOGO]       COMBINATION VARIABLE AND FIXED DEFERRED
                       ANNUITY (NON-QUALIFIED)
                       Enrollment Form under Group Annuity Contract No. AC 7625 and Application for Individual Contract

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
-------------------------------------------------------------------------------
--------
1. OWNER   [ ] Individual     [ ] Trustee (for an individual)
--------

-------------------------------------------  -------------------------------
Name (First, Middle, Last)                   Date of Birth (Month/Day/Year)

-------------------------------------------  -------------------------------
Address (Street, City, State, Zip Code)      Social Security No./TIN

----------------------  ----------------------------  [ ] Male  [ ] Female
Home Phone Number       Office Phone Number

--------------------------------------
   2. ANNUITANT  IF OTHER THAN OWNER
--------------------------------------

-------------------------------------------  -------------------------------
Name (First, Middle, Last)                   Date of Birth (Month/Day/Year)

-------------------------------------------  -------------------------------
Address (Street, City, State, Zip Code)      Social Security No.

----------------------  ----------------------------  [ ] Male  [ ] Female
Home Phone Number       Office Phone Number

---------------------------------------------------------------------------
3. BENEFICIARY(IES)  IF MORE THAN ONE - INDICATE %.  TOTAL MUST EQUAL 100%.
---------------------------------------------------------------------------

------------------------------   -------------------------------   ------------
Name (First, Middle, Last)       Relationship to Annuitant                    %

------------------------------   -------------------------------   ------------
Name (First, Middle, Last)       Relationship to Annuitant                    %

------------------------------   -------------------------------   ------------
Name (First, Middle, Last)       Relationship to Annuitant                    %

------------------------------   -------------------------------   ------------
Name (First, Middle, Last)       Relationship to Annuitant                    %

[ ] Check this box to designate your spouse as the Successor Owner/Annuitant and complete the following information. Your spouse must also be named as the sole primary beneficiary.

-----------------------------------   ------------------------------------------- [ ] Male  [ ] Female
Spouse's Social Security No.          Spouse's Date of Birth (Month/Day/Year)

---------------------------
4. ANNUITY COMMENCEMENT AGE
---------------------------

SPECIFY AGE:__________________ (Annuitant's age 90 if not indicated)

-----------------------------------
5. INITIAL CONTRIBUTION INFORMATION
-----------------------------------

TOTAL INITIAL CONTRIBUTION: $______________________

METHOD OF PAYMENT: [ ] By check payable to Equitable Life  [ ] By wire
                   [ ] 1035 Exchange

-------------------------------------------------------------------------------
       INCOME MANAGEMENT GROUP, P.O. BOX 1547, SECAUCUS, N.J. 07096-1547
                                 (800) 338-3434

(5/97)                 PART OF INCOME MANAGER PORTFOLIO        cat. no. 126737

------------------------------------------------------------------------------
6. BASEBUILDER GUARANTEED BENEFIT ELECTION (NOT APPLICABLE FOR NEW YORK RESIDENTS) ANNUITANT ISSUE AGES 20 THROUGH 75 MUST SELECT PLAN A OR PLAN B. FOR ANNUITANT ISSUE AGES 76 THROUGH 83, PLAN B WILL APPLY.
------------------------------------------------------------------------------

[ ] PLAN A (baseBUILDER Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit)

[ ] PLAN B (Guaranteed Minimum Death Benefit only)

------------------------------------
7. SYSTEMATIC WITHDRAWALS (OPTIONAL)
------------------------------------

FREQUENCY: [ ] Monthly [ ] Quarterly [ ]
Annually   Start Date: ________________ (Month, Day)
AMOUNT OF WITHDRAWAL: $_______________ or _______________%

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. [ ] I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)

B. [ ] I want to have Federal income tax withheld from each payment.

----------------------------------------------------------------------------
8. SUCCESSOR OWNER (OPTIONAL) AVAILABLE ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS
----------------------------------------------------------------------------


------------------------------------------   -------------------------------- [ ] Male  [ ] Female
Name (First, Middle, Last)                   Date of Birth (Month/Day/Year)

------------------------------------------   --------------------------------
Address (Street, City, State, Zip Code)      Social Security No./TIN

--------------
9. SUITABILITY
--------------

A. Did you receive the INCOME MANAGER ACCUMULATOR prospectus?  [ ] Yes  [ ] No


-------------------------------   ------------------------------------------
Date of Prospectus                Date(s) of any Supplement(s) to Prospectus


B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/
   Contract applied for will be issued? [ ] Yes [ ] No   If Yes, complete the
   following:

----------------- ------------------ ------------- ---------------------------
Year Issued       Type of Plan       Company       Certificate/Contract Number

C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)


---------------------------------------     -----------------------------------
Employer's Name & Address                   Owner's Occupation

---------------------------------------     -----------------------------------
Estimated Annual Family Income              Estimated Net Worth

Investment Objective: [ ] Income  [ ] Income & Growth  [ ] Growth
[ ] Aggressive Growth  [ ] Safety of Principal

Is Owner or Annuitant associated with or employed by a member of the NASD?
[ ] Yes  [ ] No

--------------------------------
   10. SPECIAL INSTRUCTIONS
--------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                             Accumulator page 2
(5/97)                                                           cat. no 126737

---------------------------------------------------------
11. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C
---------------------------------------------------------

                             (1) GUARANTEE PERIODS
                                 February 15, 1998...           %
---------------------------      February 15, 1999...           %
A. [ ] SELF-DIRECTED             February 15, 2000...           %
ALLOCATION                       February 15, 2001...           %
Allocate initial                 February 15, 2002...           %
contribution between             February 15, 2003...           %
"(1) GUARANTEE PERIODS"          February 15, 2004...           %
and "(2) INVESTMENT FUNDS."      February 15, 2005...           %
The total of (1) and (2)         February 15, 2006...           %
must equal 100%.                 February 15, 2007...           %
---------------------------

---------------------------
B. [ ] PRINCIPAL ASSURANCE                                        SUBTOTAL......         %(1)
Under Principal              (2) INVESTMENT FUNDS
Assurance, an                EQUITY SERIES:
amount is allocated to a         DOMESTIC EQUITY
Guarantee                        Alliance Common Stock............           %
Period so that the               Alliance Growth & Income.........           %
maturity value                   EQ/Putnam Growth & Income Value..           %
will equal the initial           MFS Research.....................           %
contribution                     Merrill Lynch Basic Value                   %
in the year selected.              Equity.........................
                                 T. Rowe Price Equity Income......           %
SELECT MATURITY YEAR:            INTERNATIONAL EQUITY
[ ] 2004  [ ] 2005               Alliance Global..................           %
[ ] 2006  [ ] 2007               Alliance International...........           %
                                 Morgan Stanley Emerging                     %
Allocate the remaining           Markets Equity*..................
amount of the initial            T. Rowe Price International                 %
contribution only to             Stock............................
"(2) INVESTMENT FUNDS."          AGGRESSIVE EQUITY
The total must equal 100%.       Alliance Aggressive Stock........           %
___________________________      Alliance Small Cap Growth........           %
---------------------------
C. [ ] SPECIAL DOLLAR COST       MFS Emerging Growth Companies....           %
       AVERAGING                 Warburg Pincus Small Company                %
                                 Value............................
The initial contribution     ASSET ALLOCATION SERIES:
is allocated to the              Alliance Conservative Investors             %
Alliance Money Market Fund.      Alliance Growth Investors........           %
Thereafter, amounts are          EQ/Putnam Balanced...............           %
transferred over a twelve        Merrill Lynch World Strategy.....           %
month period from the        FIXED INCOME SERIES:
Alliance Money Market            AGGRESSIVE FIXED INCOME
Fund to the other                Alliance High Yield..............           %
Investment Funds                 DOMESTIC FIXED INCOME
based on the percentages         Alliance Intermediate Gov't.                %
you indicate under               Securities.......................
"(2) INVESTMENT FUNDS."          Alliance Money Market............           %
The total must equal 100%.
Do not indicate a
percentage for the
Alliance Money Market Fund.
--------------------------

                                                                  SUBTOTAL.....          %(2)

                                                                      TOTAL....     100%

* Will become available on or about September 2, 1997.

                                                             Accumulator page 3
(5/97)                                                           cat. no 126737

-------------
12. AGREEMENT
-------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.


X
----------------------------------------------------  --------  ------------------------
Proposed Annuitant's Signature                        Date      Signed at: City, State

X
----------------------------------------------------  --------  ------------------------
Proposed Owner's Signature (If other than Annuitant)  Date      Signed at: City, State

  (NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM OR AN ENROLLMENT FORM CONTAINING ANY FALSE, OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.


X
----------------------------------------------------  --------  ------------------------
Proposed Annuitant's Signature                        Date      Signed at: City, State

X
----------------------------------------------------  --------  ------------------------
Proposed Owner's Signature (If other than Annuitant)  Date      Signed at: City, State

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant?
[ ] Yes [ ] No

Florida License ID No(s). ________________________________________


1)
   ----------------------------------------------------------------------------
   Agent Signature                           Print Name & No. of Agent

   ----------------------------------------------------------------------------
   Agent Soc. Sec. No.                       Agency Code                   %


2)
   ----------------------------------------------------------------------------
   Agent Signature                           Print Name & No. of Agent

   ----------------------------------------------------------------------------
   Agent Soc. Sec. No.                       Agency Code                   %

                                                             Accumulator page 4
(5/97)                                                           cat. no 126737

                       INCOME MANAGER(SM) ROLLOVER IRA
[INSERT EQ LOGO]       COMBINATION VARIABLE AND FIXED DEFERRED
                       ANNUITY (QUALIFIED)
                       Enrollment Form under Group Annuity Contract No. AC 7627 and Application for Individual Contract

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
-------------------------------------------------------------------------------

------------------
1. OWNER/ANNUITANT
------------------

---------------------------------------    -----------------------------------
Name (First, Middle, Last)                 Date of Birth (Month/Day/Year)

---------------------------------------    -----------------------------------
Address (Street, City, State, Zip Code)    Social Security No.

---------------------       --------------------------  [ ] Male [ ] Female
Home Phone Number           Office Phone Number

---------------------------------------------------------------------------
2. BENEFICIARY(IES)  IF MORE THAN ONE - INDICATE %.  TOTAL MUST EQUAL 100%.
---------------------------------------------------------------------------

-------------------------------   ---------------------------------    --------
Name (First, Middle, Last)        Relationship to Annuitant                   %

-------------------------------   ---------------------------------    --------
Name (First, Middle, Last)        Relationship to Annuitant                   %

-------------------------------   ---------------------------------    --------
Name (First, Middle, Last)        Relationship to Annuitant                   %

-------------------------------   ---------------------------------    --------
Name (First, Middle, Last)        Relationship to Annuitant                   %

[ ] Check this box to designate your spouse as the Successor Owner/Annuitant and complete the following information. Your spouse must also be named as the sole primary beneficiary.


----------------------------   ---------------------------------------  [ ] Male  [ ] Female
Spouse's Social Security No.   Spouse's Date of Birth (Month/Day/Year)

---------------------------
3. ANNUITY COMMENCEMENT AGE
---------------------------

SPECIFY AGE:__________________ (Age 90 if not indicated)

-----------------------------------
4. INITIAL CONTRIBUTION INFORMATION
-----------------------------------

TOTAL INITIAL CONTRIBUTION: $__________________________

METHOD OF PAYMENT: [ ] By check payable to Equitable Life  [ ] By wire

SOURCE OF FUNDS: [ ] Rollover from other IRA [ ] Direct Rollover from qualified plan or TSA [ ] Direct Transfer from other IRA
------------------------------------------------------------------------
5. BASEBUILDER GUARANTEED BENEFIT ELECTION (NOT APPLICABLE FOR NEW YORK RESIDENTS) ISSUE AGES 20 THROUGH 75 MUST SELECT PLAN A OR PLAN B. FOR ISSUE AGES 76 THROUGH 78, PLAN B WILL APPLY.
------------------------------------------------------------------------

[ ] PLAN A* (baseBUILDER Combined Guaranteed Minimum Death Benefit and
    Guaranteed Minimum Income Benefit)

[ ] 6% to Age 80 Benefit OR [ ] 6% to Age 70 Benefit (Issue ages 65 and under) *6% to Age 80 Benefit will apply if no benefit is selected.

[ ] PLAN B (Guaranteed Minimum Death Benefit only)

-------------------------------------------------------------------------------
       INCOME MANAGEMENT GROUP, P.O. BOX 1547, SECAUCUS, N.J. 07096-1547
                                 (800) 338-3434

(5/97)                  PART OF INCOME MANAGER PORTFOLIO       cat. no. 126736

-------------------------
6. WITHDRAWALS (OPTIONAL)
-------------------------

A. [ ] SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS. Available only if you are below age 59 1/2.

   Frequency: [ ] Monthly  [ ] Quarterly  [ ] Annually

   Start Date: ________________ (Month, Day)

   Calculation Basis: [ ] Single Life  [ ] Joint and 100% to Survivor

B. [ ] SYSTEMATIC WITHDRAWALS.  Available only if you are age 59 1/2 to 70 1/2.

   Frequency: [ ] Monthly  [ ] Quarterly  [ ] Annually

   Start Date: ________________ (Month, Day)

   Amount of Withdrawal:  $_______________ or __________%

C. [ ] MINIMUM DISTRIBUTION WITHDRAWALS. Available only if you have elected Self-Directed Allocation and you are age 70 1/2 or older.

   Minimum Distribution Withdrawals based on the period of:

   [ ] Owner/Annuitant's life expectancy only    [ ] joint life expectancies of
                                                     Owner/Annuitant and spouse

      [ ] joint life expectancies of Owner/Annuitant and non-spouse beneficiary

   If joint life, indicate joint Annuitant's date of birth: ______________

   Do you want your life expectancy recalculated? [ ] yes  [ ] no

   If you elected joint life expectancies, do you want your life expectancies recalculated? [ ] yes [ ] no

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. [ ] I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No. required)

B. [ ] I want to have Federal income tax withheld from each payment.

--------------
7. SUITABILITY
--------------

A. Did you receive the INCOME MANAGER ROLLOVER IRA prospectus?  [ ] Yes  [ ] No


----------------------------     ---------------------------------------------
Date of Prospectus               Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been)
   surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the
   Certificate/ Contract applied for will be issued? [ ] Yes [ ] No    If Yes,
   complete the following:

---------------- ----------------- ------------ ----------------------------
Year Issued      Type of Plan      Company      Certificate/Contract Number

C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

-------------------------------------------------------------------------------
Employer's Name & Address                      Owner/Annuitant's Occupation

----------------------------------------      ---------------------------------
Estimated Annual Family Income                Estimated Net Worth

Investment Objective: [ ] Income  [ ] Income & Growth  [ ] Growth
[ ] Aggressive Growth  [ ] Safety of Principal

Is Owner/Annuitant associated with or employed by a member of the NASD?
[ ] Yes  [ ] No

-----------------------
8. SPECIAL INSTRUCTIONS
-----------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                            Rollover IRA page 3
(5/97)                                                           cat. no 126736

--------------------------------------------------------
9. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C
--------------------------------------------------------

                             (1) GUARANTEE PERIODS
                                 February 15, 1998...           %
---------------------------      February 15, 1999...           %
A. [ ] SELF-DIRECTED             February 15, 2000...           %
ALLOCATION                       February 15, 2001...           %
Allocate initial                 February 15, 2002...           %
contribution between             February 15, 2003...           %
"(1) GUARANTEE PERIODS"          February 15, 2004...           %
and "(2) INVESTMENT FUNDS."      February 15, 2005...           %
The total of (1) and (2)         February 15, 2006...           %
must equal 100%.                 February 15, 2007...           %
---------------------------

---------------------------
B. [ ] PRINCIPAL ASSURANCE                                        SUBTOTAL......         %(1)
Under Principal              (2) INVESTMENT FUNDS
Assurance, an                EQUITY SERIES:
amount is allocated to a         DOMESTIC EQUITY
Guarantee                        Alliance Common Stock............           %
Period so that the               Alliance Growth & Income.........           %
maturity value                   EQ/Putnam Growth & Income Value             %
will equal the initial           MFS Research.....................           %
contribution                     Merrill Lynch Basic Value Equity.           %
in the year selected.
                                 T. Rowe Price Equity Income......           %
SELECT MATURITY YEAR:            INTERNATIONAL EQUITY
[ ] 2004  [ ] 2005               Alliance Global..................           %
[ ] 2006  [ ] 2007               Alliance International...........           %
                                 Morgan Stanley Emerging                     %
Allocate the remaining           Markets Equity*..................
amount of the initial            T. Rowe Price International                 %
contribution only to             Stock............................
"(2) INVESTMENT FUNDS."          AGGRESSIVE EQUITY
The total must equal 100%.       Alliance Aggressive Stock........           %
---------------------------      Alliance Small Cap Growth........           %
                                 MFS Emerging Growth Companies....           %
---------------------------
C. [ ] SPECIAL DOLLAR COST
       AVERAGING                 Warburg Pincus Small Company                %
                                 Value............................
The initial contribution     ASSET ALLOCATION SERIES:
is allocated to the              Alliance Conservative Investors             %
Alliance Money Market Fund.      Alliance Growth Investors........           %
Thereafter, amounts are          EQ/Putnam Balanced...............           %
transferred over a twelve        Merrill Lynch World Strategy.....           %
month period from the        FIXED INCOME SERIES:
Alliance Money Market            AGGRESSIVE FIXED INCOME
Fund to the other                Alliance High Yield..............           %
Investment Funds                 DOMESTIC FIXED INCOME
based on the percentages         Alliance Intermediate Gov't.                %
you indicate under               Securities.......................
"(2) INVESTMENT FUNDS."          Alliance Money Market............           %
The total must equal 100%.
Do not indicate a
percentage for the
Alliance Money Market
---------------------------

                                                                  SUBTOTAL.....          %(2)

                                                                      TOTAL....     100%

* Will become available on or about September 2, 1997.

                                                            Rollover IRA page 4
(5/97)                                                           cat. no 126736

-------------
10. AGREEMENT
-------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
-------------------------------------   ------------  -----------------------
Proposed Owner /Annuitant's Signature   Date          Signed at: City, State

  (NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM OR AN ENROLLMENT FORM CONTAINING ANY FALSE, OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
-------------------------------------   ------------  -----------------------
Proposed Owner /Annuitant's Signature   Date          Signed at: City, State

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant?
[ ] Yes [ ] No

Florida License ID No(s). ________________________________________


1)
  -----------------------------------------------------------------------------
  Agent Signature                           Print Name & No. of Agent

  -----------------------------------------------------------------------------
  Agent Soc. Sec. No.                       Agency Code                   %


2)
  -----------------------------------------------------------------------------
  Agent Signature                           Print Name & No. of Agent

  -----------------------------------------------------------------------------
  Agent Soc. Sec. No.                       Agency Code                   %